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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                   APRIL 4, 1997


                         UNISON HEALTHCARE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                0-27374                               86-0684011
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      (Commission File Number)            (I.R.S. Employer Identification No.)

8800 NORTH GAINEY CENTER DRIVE, SUITE 245, SCOTTSDALE, ARIZONA          85258
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           (Address of Principal Executive Offices)                   (Zip Code)

                                 (602) 423-1954
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

On April 4, 1997, Unison HealthCare Corporation ("Unison") issued a news release announcing that Jerry M. Walker, president and chief executive officer of the Company, has been placed on administrative leave. The news release is filed as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                UNISON HEALTHCARE CORPORATION

April 4, 1997                           By /s/ LISA M. BEUCHE
                                        -----------------------------
                                        Lisa M. Beuche
                                        Vice President-Financial Reporting

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                                 EXHIBIT INDEX


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

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ---------------------------------------------------------
99.1            Unison HealthCare Corporation news release announcing that
                Jerry M. Walker, its president and chief executive officer, has been placed on administrative leave.
